Filed Pursuant to Rule 497(a)

File No. 333-291400

Rule 482ad

ROBOSTRATEGY, INC. RAISES APPROXIMATELY $36.5 MILLION THROUGH PRIVATE SHARE ISSUANCES

Fund completes private placements with institutional investors between June 19 and June 25, 2026

NEW YORK, June 26, 2026 -- RoboStrategy, Inc. (Nasdaq: BOT) (“RoboStrategy” or the “Fund”), a registered closed end fund providing exposure to private companies in robotics and physical AI, today announced the completion of a series of private share issuances to institutional investors between June 19 and June 25, 2026.

The Fund issued an aggregate of 1,231,130 shares of common stock to investors at a weighted average price of $29.65 per share, raising gross proceeds of approximately $36,499,865.80 million. No placement fees or commissions were paid in connection with these transactions.

The shares were issued in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and Regulation D thereunder. The shares have not been registered under the Securities Act and may not be offered or resold absent registration or an applicable exemption from registration requirements. The Fund intends to file a registration statement covering the resale of the shares in accordance with the terms of the applicable registration rights agreements.

RoboStrategy intends to continue raising capital through privately negotiated share issuances that are accretive to the Fund and its existing shareholders, as the Fund deploys capital into its target market of private, venture-capital-backed robotics and embodied AI companies.

About RoboStrategy, Inc.

RoboStrategy, Inc. is a closed-end management investment company built to power participation in the robotics and physical AI revolution. As robotics continue to penetrate into everyday life, RoboStrategy seeks to provide public-market access to the companies building that future. The fund focuses on high-conviction equity positions in what the fund believes are category-defining robotics and physical artificial intelligence innovators, including leaders such as Figure AI, Apptronik, Dyna Robotics, Dexmate, and other pioneers advancing autonomous systems, including those building the critical supply chain. RoboStrategy was created to bridge public markets with private innovation, enabling broader participation in technologies that are redefining labor, productivity, and the relationship between humans and intelligent machines.

For more information, visit robostrategy.co

Media Contact

Malory Van Guilder

robostrategy@skyya.com

Investor Contact

investor@robostrategy.co

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not historical facts but are based on current expectations, estimates, projections, beliefs, and assumptions. Such statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially. The Fund undertakes no obligation to update or revise any forward-looking statements.

This press release is not an offer to sell or a solicitation of an offer to buy any securities. Any offering of securities may be made only by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.